UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number  811-8352

                               The Olstein Funds
               (Exact name of registrant as specified in charter)

                             4 Manhattanville Road
                               Purchase, NY 10577
              (Address of principal executive offices) (Zip code)

                               Robert A. Olstein
                             4 Manhattanville Road
                               Purchase, NY 10577
                    (Name and address of agent for service)

                                 1-800-799-2113
               Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2003

Date of reporting period: August 31, 2003

ITEM 1. REPORT TO SHAREHOLDERS.
------------------------------
                                      THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                                 ANNUAL REPORT
                                August 31, 2003

THE OLSTEIN FINANCIAL ALERT FUND

Chairman's Message                                             October 15, 2003

                            Looking Behind the Fund
                            -----------------------

Dear Shareholders:

We have always stressed the importance of taking a long-term perspective with respect to investing. Although our year-to-date performance has exceeded many investors' expectations, it is still critical to maintain a three to five year horizon when evaluating investment performance. A chart appears at the end of this letter that shows the value of a hypothetical $10,000 investment made at the Fund's inception.

While performance is often used as a barometer for selecting mutual funds, it is even more critical for you to understand a Fund's total investment process which includes not only philosophy, but its commitment to sound business ethics and professional integrity. In past letters, we have emphasized specific tenets of our investment philosophy. However, in view of the recent publicity and allegations related to unethical practices related to market timing and late trading of mutual fund shares, we would like to discuss in the current letter our philosophy on professional ethics. As you know, we perform an exhaustive inferential analysis of a company's financial statements, footnotes, disclosure practices, etc. when considering a stock as an investment for the Fund's portfolio. We believe potential shareholders should perform a similar analysis of a mutual fund before committing to an investment in that fund. In that vein, we believe that it is every investor's job to investigate not only a mutual fund's philosophy but to evaluate the manager's integrity, professional ethics, communicative skills, intellectual honesty and personal commitment.

PROFESSIONAL STANDARDS

The Olstein Financial Alert Fund is committed to professional standards whose goal is to increase net worth of their shareholders over long periods of time while practicing high standards of professional ethics and sound investment principles. We are disappointed by the recent disclosures by New York State Attorney General Eliot Spitzer that several mutual funds and financial intermediaries may have executed improper fund trades after hours, and engaged in abusive short-term market timing techniques. It is unfortunate that these issues have cast a shadow on an industry that has been highly regulated.

The Olstein Financial Alert Fund supports strict compliance with, and vigorous enforcement of policies, rules and regulations regarding the valuation and trading of mutual fund shares. We are aware of the importance investors place on integrity of the financial markets and their advisors. We are also aware of the trust that our shareholders place in us, and take that responsibility seriously. In that regard and in light of recent events, we are taking this opportunity to reiterate our long standing position on market timing and late trading. The Olstein Financial Alert Fund prohibits late trading activity. Furthermore, we have not entered into any arrangements that provide for special "late trading privileges" as outlined by New York State Attorney General Eliot Spitzer. We are also proactive in monitoring daily shareholder activity in an effort to detect and prevent market timers. In instances where we believe a market timer is trading the Fund's shares, we will reject such trades.

We believe that market timing and short-term trading of the Fund's shares is detrimental to the Fund's style of investing. Quick in and out trading is legal but such activity can raise the cost of running a Fund, and thus reduce returns to shareholders. Market timers can cause higher trading costs, force portfolio managers to hold more cash to meet redemptions and disrupt long-term strategies by causing portfolio liquidations at inopportune times. The executives of Olstein & Associates, L.P., the Fund's advisor and distributor, have significant portions of their net worth invested in the Fund. As significant shareholders, they share the Fund's concern about late trading, market timers, and short-term trading.

In addition to its own policies and procedures, the Olstein Financial Alert Fund relies on the integrity of its selling dealers to ensure compliance with all applicable policies, rules and regulations with respect to late trading and market timing. We have taken the additional step of contacting each of our selling dealers to reiterate our stance on these issues. We support policies, rules and regulations that are intended to protect the best interests of our shareholders.

PORTFOLIO UPDATE
By Sean Reidy and Victor Cunningham, CFA

Investors often take a couple of data points and then extend them out into the future. Such behavior was observed during the late 90's bull market when a solid quarter or two led people to believe that the good times could roll for years. In a market that is now less optimistic, we are seeing the opposite. A bad quarter or two leads to continued pessimistic assumptions into the future.

HEALTH-CARE INDUSTRY

We believe investor attitudes towards the hospital industry are a current illustration of negative continuity thinking. Over the past few months, we have purchased Hospital Corp of America, Universal Health Services and Tenet Healthcare at what we believe are discounts to our proprietary free cash flow calculation of private market value. All three companies' stock prices have suffered due to the soft admissions trends in the hospital industry. Tenet is dealing with other issues as well which will be discussed in more detail later in this summary. We feel that the pessimism is unwarranted and has created attractive prices for these stocks. The weaker admissions trends have been driven by a soft economy which reduces elective surgeries and restrictive policies by the HMOs. We believe these trends will subside once the economy improves and demand increases as the baby boomers enter their golden years. The supply of hospitals is not growing but demand will increase as the population ages. We have focused on hospitals that have strong market positions and the ability to generate substantial free cash flow which should materially exceed the returns on three to five year U.S. Treasury securities. Capital expenditures have been major uses of cash for these companies. We feel that improving earnings and the ability to reduce capital spending will result in more cash being returned to shareholders, which should produce higher prices for these stocks in the future.

As mentioned earlier, we have recently established a position in Tenet. Tenet's last 12 months have been regrettable, but it has created an extremely attractive price. If you read the paper every day, it doesn't take long to craft a bearish scenario for Tenet. Waves of scandals, earnings warnings, and government investigations have pummeled Tenet to multi-year lows. Yet, behind the headlines, we see a company where we believe many more things can go right from here on in than wrong. First, the industry trends mentioned above should help. Second, they own solid assets. A majority of their hospitals are #1 or #2 in their respective markets which give THC leverage with the HMOs. Tenet was in a weak position when renewing contracts with the HMOs after last year's scandals. We see that condition improving in the future. Third, the company seems determined to put the scandals behind them as they have already reached a high profile settlement and we expect that trend to continue. Fourth, we believe that the balance sheet is strong enough to give them time to address their problems. They are also in the process of selling non-core hospitals which should improve their balance sheet even more. Tenet's struggles will not be resolved overnight. What we like about the pessimism is the bargain prices such pessimism produces. However, we feel that if we give THC some time, we could be richly rewarded for our patience. When and if the negativity subsides, we believe the catalyst for higher prices should be when investors zero in on what we believe is a company selling below its private market value based on its ability to produce future excess cash flow.

The pessimism is in all three of these stocks as they have dropped sharply from their highs. However, by taking a three to five year time horizon, taking advantage of the current pessimism, focusing on the assets that these hospital companies own and their ability to generate excess free cash flows, we believe our patience should be rewarded if our predictions are correct.

3COM

Our basic tenet of valuing companies emphasizes the present value of our estimate of future cash flows. Some companies such as a McDonalds or a Disney with long past histories of excess cash flows are easier to predict. Other companies, such as 3Com it is not as cut and dry. The Fund recently took a position in this beaten up former high flyer whose most commercially known product was the recently spun off Palm Pilot. 3Com's lesser known business is the enterprise networking business. The products in this division allow for the transfer of voice, video and data through both wired and wireless networks.
Data and voice transfer is a highly competitive field dominated by Cisco. In the past, 3Com has not been efficient in getting great products to the market in a timely fashion. Currently 3Com is not earning money and we do not expect them to earn any next year.

So what draws our interest to 3Com? Our answers are cash, and an interesting joint venture. We began to build our position in 3Com around $4.50 a share. Our confidence and patience for allowing the game plan to develop was heavily influenced by the approximately $4.00 per share worth of cash on 3Com's balance sheet and the fact that the company was debt free. Although, 3Com is burning a modest amount of cash from daily operations, the big cash hoard was more than adequate to address any short-term concerns. The other significant factor that led to our buy decision was a joint venture recently formed with a Chinese company called Huawei Technologies. Huawei is China's leading maker of network equipment with annual sales in the $2.7 billion range. Huawei is probably China's most technologically advanced company and it is arguably the biggest long-term threat to Cisco's dominance. Huawei is a high quality and extremely low cost producer of competing products. Huawei also has access to a tremendous amount of engineers and production facilities. Under this near 50/50 joint venture, both companies' combined products will complement each other. The combined sales force opens up new markets in North America for Huawei. On the other hand, China and Japan will be opened for 3Com. We believe the background of 3Com's CEO, and his leadership to date indicate that 3Com has the potential to reap the benefits of a great opportunity. The joint venture could lead to significant future cash flows in the coming years. We feel that the cash on the balance sheet is a great safety net that will allow 3Com to get the joint venture going, yet allow for the usual bumps along the road.

Sometimes it is hard to predict the future of a company experiencing short-term problems; however we like the way the deck is stacked at 3Com. To reiterate, 3Com's cash position should provide meaningful protection against material downside risk if the joint venture is not successful. The basic tenet of the Olstein philosophy is to purchase securities at a price that can give us additional protection against a major fiasco if our predictions about the future are wrong.

CHICAGO BRIDGE AND IRON

We also like to find good companies that fly under the radar and can operate successfully in a bad economy and declining stock market. One such company that we own that has demonstrated these characteristics is Chicago Bridge and Iron
(CBI). The company's earnings have increased in the past few years, despite the poor economy. CBI was one of a few companies that performed well when the market psychology was negative at the end of 2002 and in to the early part of 2003. CBI offers a unique expertise in the field of engineering and construction of petroleum and gas related products. One of CBI's specialties is the new buzz word to combat the ever rising price of natural gas. Liquefied natural gas, or LNG, is a process that allows for increased amounts of natural gas to be shipped more economically. CBI builds facilities that actually freeze natural gas into a liquid form where it is sent to specially refrigerated tankers that can safely transport the gas anywhere in the world that has a LNG facility. Once transported to an LNG facility the gas is reheated back to its gaseous state. CBI also builds storage facilities for LNG that allow the gas to be reheated to its gaseous form when the need arises and then sent along pipelines to its end destination Currently, the United States receives less then 5% of its gas in the liquefied form but major companies are beginning to see the cost benefits of LNG. Japan receives more the 90% of its natural gas in LNG form. CBI has built more than 30 of these liquefied natural gas plants around the world and holds over 100 active patents related to its products. They are the clear global leader in this field.

The other part of CBI's business is hydrocarbon processing and refinery businesses. Refineries need to comply with the Environmental Protection Agency new clean fuel regulations to reduce the amount of sulfur in gasoline beginning in 2004. The National Petrochemical and Refiners Association says the industry will need to spend around $16 billion in the coming years to comply. Thus, in CBI, we see years of business opportunity in new technologies and enhanced old ones. With a strong balance sheet, excess cash flow and a clear expertise in their field, we believe CBI should contribute to our goal of achieving the Fund's primary objective of long-term capital appreciation.

UPDATE ON J.C. PENNEY

Finally, we would like to give a quick update on J.C. Penney. We believe that in the past few months the Eckerd division has run into a few speed bumps. Eckerd has had a hard time getting their operating margins above two and a half percent. We feel they should be more in-line with industry standards of four to five percent. Robert Olstein, our Chairman, voiced his opinion to Chairman Allen Questrom, in a recent letter stating that we feel that J.C. Penney would be better off selling Eckerd and redeploying the capital back into the more profitable and better run department store division. Mr. Olstein felt that a strategic buyer had a better chance of achieving Eckerd's objective and the sale of Eckerd would free management's time to focus on the more achievable department store goals. Mr. Questrom's response was that that issue is up for discussion and a decision would be made by December of 2003. We believe the sale of Eckerd should result in unlocking value in J. C. Penney's stock. We await management's final decision.

CONCLUSION

We appreciate your trust. We will continue to keep you informed through our shareholder updates. As we stated earlier, we are committed to the highest professional standards as our money is invested along side yours.

Sincerely,

/s/Robert A. Olstein

Robert A. Olstein
Chairman and
Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995. It assumes that all dividends and capital gains distributions were reinvested, and that there were no redemptions made.

                      VALUE OF SHARES                         VALUE OF SHARES
                         OWNED, IF                               OWNED, IF
                     INITIAL INVESTMENT                      INITIAL INVESTMENT
        DATE            WAS $10,000             DATE            WAS $10,000
        ----         ------------------         ----         ------------------
      9/21/95             $10,000             9/30/99             $23,675
      9/30/95              10,010            12/31/99              26,692
     12/31/95              10,261             3/31/00              28,170
      3/31/96              10,882             6/30/00              28,899
      6/30/96              11,462             9/30/00              30,596
      9/30/96              11,713            12/31/00              30,142
     12/31/96              12,760             3/31/01              30,207
      3/31/97              13,327             6/30/01              36,192
      6/30/97              14,602             9/30/01              28,213
      9/30/97              17,250            12/31/01              35,340
     12/31/97              17,205             3/31/02              38,259
      3/31/98              19,851             6/30/02              33,797
      6/30/98              18,468             9/30/02              25,870
      9/30/98              15,499            12/31/02              28,529
     12/31/98              19,788             3/31/03              26,226
      3/31/99              20,717             6/30/03              31,448
      6/30/99              25,365             9/30/03              33,797

    Past performance does not guarantee future results. The above chart pertains to the Fund's Class C share, and assumes no redemptions. Redemptions of Class C shares may be subject to a contingent deferred sales charge ("CDSC") if made within one year of purchase. The Fund's Class C share average annual return from inception, and for the five-year and one-year periods ended 9/30/03, assuming deductions of the Fund's maximum CDSC of 1% for the one-year period was 16.37%, 16.87% and 29.64% respectively. The principal value and return of an investment in the Fund many fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original purchase price.

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S CLASS C INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/03. THE LINE CHART DOES NOT REFLECT ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                             1 YEAR       5 YEAR     INCEPTION
                                             ------       ------     ---------
Olstein Financial Alert - Class C*<F1>       16.10%       18.60%      16.78%
Lipper Mid Cap Value Index**<F2>             19.65%       10.26%      12.26%
S&P 500***<F3>                               12.07%        2.48%       8.86%

             Olstein Financial Alert                      Lipper Mid Cap
     Date         Fund - Class C         S&P 500           Value Index
     ----         --------------         -------           -----------
    9/21/95          $10,000             $10,000             $10,000
    8/31/96          $11,222             $11,353             $10,770
    8/31/97          $16,116             $15,968             $13,457
    8/31/98          $14,612             $17,260             $12,865
    8/31/99          $24,547             $24,133             $18,574
    8/31/00          $30,596             $28,072             $22,107
    8/31/01          $33,998             $21,225             $23,124
    8/31/02          $29,286             $17,406             $20,955
    8/31/03          $34,294             $19,633             $25,072

  *<F1> Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a "net return." Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
 **<F2> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
***<F3> S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S ADVISER CLASS INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/03.

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                                 1 YEAR    3 YEAR    INCEPTION
                                                 ------    ------    ---------
Olstein Financial Alert - Adviser Class*<F4>     17.93%     4.65%      9.57%
Lipper Mid Cap Value Index**<F5>                 19.65%     4.29%      8.21%
S&P 500***<F6>                                   12.07%   -11.43%     -5.04%

             Olstein Financial Alert                      Lipper Mid Cap
     Date      Fund - Adviser Class      S&P 500           Value Index
     ----      --------------------      -------           -----------
    9/21/99          $10,000             $10,000             $10,000
    8/31/00          $12,517             $11,491             $12,038
    8/31/01          $14,018              $8,688             $12,592
    8/31/02          $12,166              $7,125             $11,411
    8/31/03          $14,347              $8,156             $13,653

  *<F4> Assumes reinvestment of dividends and capital gains. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
 **<F5> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
***<F6> S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

Schedule of Investments                                         August 31, 2003

                                                      Shares          Value
                                                      ------          -----
COMMON STOCKS - 92.8%
   AEROSPACE - 1.3%
      General Dynamics
        Corporation                                   234,500   $   20,192,795
                                                                --------------

   BANKING - 3.6%
      Bank of America
        Corporation                                   193,600       15,342,800
      Comerica Incorporated                           411,700       20,313,278
      KeyCorp                                         757,300       20,621,279
                                                                --------------
                                                                    56,277,357
                                                                --------------

   BUILDING & HOUSING - 1.2%
      Chicago Bridge &
        Iron Company N.V. (1)<F8>                     703,100       18,786,832
                                                                --------------

   BUSINESS MACHINES & SOFTWARE - 2.2%
      3Com Corporation *<F7>                        1,464,500        8,347,650
      Adaptec, Inc. *<F7>                           3,492,000       25,526,520
                                                                --------------
                                                                    33,874,170
                                                                --------------

   BUSINESS SERVICES - 2.0%
      Automatic Data
        Processing, Inc.                              474,700       18,945,277
      John H. Harland Company                         494,200       12,448,898
                                                                --------------
                                                                    31,394,175
                                                                --------------

   CHEMICALS - 1.1%
      Cambrex Corporation                             808,100       17,091,315
                                                                --------------

   COMMUNICATIONS & MEDIA - 1.0%
      Belo Corp. - Class A                            659,600       15,381,872
                                                                --------------

   COMPUTERS - 0.9%
      Hewlett-Packard Company                         717,700       14,296,584
                                                                --------------

   CONSUMER PRODUCTS - 6.6%
      American Greetings
        Corporation - Class A *<F7>                 1,240,900       22,956,650
      Hasbro, Inc.                                  1,302,300       24,092,550
      Kimberly-Clark Corporation                      344,550       17,609,951
      Mattel, Inc.                                    955,300       18,456,396
      Whirlpool Corporation                           272,800       18,981,424
                                                                --------------
                                                                   102,096,971
                                                                --------------

   CONTAINERS - 1.6%
      Bemis Company, Inc.                             337,300       15,269,571
      Sonoco Products Company                         441,900       10,062,063
                                                                --------------
                                                                    25,331,634
                                                                --------------

   DIVERSIFIED MANUFACTURING - 3.8%
      Crane Co.                                       540,600       13,833,954
      Teleflex Incorporated                            32,700        1,550,961
      Tyco International Ltd. (1)<F8>               2,112,900       43,483,482
                                                                --------------
                                                                    58,868,397
                                                                --------------

   DRUGS - 2.1%
      Pfizer Inc.                                     530,000       15,857,600
      Schering-Plough
        Corporation                                 1,107,500       16,822,925
                                                                --------------
                                                                    32,680,525
                                                                --------------

   ELECTRICAL EQUIPMENT - 2.0%
      American Power
        Conversion Corporation                      1,109,500       19,882,240
      Emerson Electric Co.                            203,000       11,319,280
                                                                --------------
                                                                    31,201,520
                                                                --------------

   ELECTRONICS - 2.9%
      AVX Corporation                               1,116,500       15,608,670
      Technitrol, Inc. *<F7>                          858,700       17,362,914
      Universal
        Electronics Inc. *<F7>(2)<F9>                 919,600       12,211,368
                                                                --------------
                                                                    45,182,952
                                                                --------------

   ENTERTAINMENT & LEISURE - 8.6%
      Boyd Gaming Corporation                       1,435,700       22,037,995
      Brunswick Corporation                           779,300       21,025,514
      Park Place Entertainment
        Corporation *<F7>                           1,843,400       16,185,052
      Scientific Games
        Corporation - Class A *<F7>                 2,533,150       22,494,372
      The Walt Disney Company                         992,100       20,338,050
      WMS Industries Inc. *<F7>                     1,256,300       30,088,385
                                                                --------------
                                                                   132,169,368
                                                                --------------

   FINANCIAL SERVICES - 4.2%
      The Goldman Sachs
        Group, Inc.                                   224,100       19,830,609
      Merrill Lynch & Co., Inc.                       461,700       24,830,226
      Morgan Stanley                                  425,300       20,750,387
                                                                --------------
                                                                    65,411,222
                                                                --------------

   FOOD, BEVERAGES & TOBACCO - 0.8%
      Adolph Coors
        Company - Class B                             212,300       11,708,345
                                                                --------------

   FURNITURE & FIXTURES - 2.5%
      Furniture Brands
        International, Inc. *<F7>                     742,900       21,284,085
      Stanley Furniture
        Company, Inc. (2)<F9>                         604,100       17,633,679
                                                                --------------
                                                                    38,917,764
                                                                --------------

   HEALTH CARE SERVICES & SUPPLIES - 5.6%
      Baxter International Inc.                       622,100       17,481,010
      C. R. Bard, Inc.                                149,900       10,043,300
      HCA Inc.                                        241,000        9,155,590
      Laboratory Corporation
        of America Holdings *<F7>                     496,400       15,016,100
      Tenet Healthcare
        Corporation *<F7>                           1,567,800       25,163,190
      Universal Health Services,
        Inc. - Class B *<F7>                          185,600        9,239,168
                                                                --------------
                                                                    86,098,358
                                                                --------------

   INSURANCE - 6.5%
      The Chubb Corporation (3)<F10>                  628,300       42,686,702
      Everest Re Group, Ltd. (1)<F8>                  224,100       16,426,530
      PartnerRe Ltd. (1)<F8>                          379,400       18,954,824
      Willis Group
        Holdings Limited (1)<F8>                      760,600       22,049,794
                                                                --------------
                                                                   100,117,850
                                                                --------------

   MACHINERY - INDUSTRIAL - 3.4%
      Joy Global Inc. *<F7>                           683,600       11,744,248
      The Manitowoc
        Company, Inc.                               1,093,000       27,926,150
      Maverick Tube Corporation *<F7>                 281,300        4,779,287
      Thomas Industries Inc.                          269,500        7,492,100
                                                                --------------
                                                                    51,941,785
                                                                --------------

   OIL & GAS SERVICES - 2.6%
      General Maritime
        Corporation *<F7>(1)<F8>                      826,800       10,029,084
      Newpark Resources, Inc. *<F7>                   664,200        3,188,160
      OMI Corporation *<F7>(1)<F8>                  1,440,400       10,298,860
      Tidewater Inc.                                  557,700       16,017,144
                                                                --------------
                                                                    39,533,248
                                                                --------------

   PAPER & FOREST PRODUCTS - 0.9%
      Rayonier Inc.                                   344,100       13,636,683
                                                                --------------

   PRINTING & PUBLISHING - 3.2%
      Journal Register Company *<F7>                1,047,100       18,774,503
      Knight-Ridder, Inc.                             268,800       18,240,768
      Lee Enterprises, Incorporated                   310,400       12,180,096
                                                                --------------
                                                                    49,195,367
                                                                --------------

   RESTAURANTS - 2.8%
      McDonald's Corporation                        1,364,300       30,587,606
      Wendy's International, Inc.                     416,500       13,140,575
                                                                --------------
                                                                    43,728,181
                                                                --------------

   RETAIL & WHOLESALE TRADE - 8.0%
      J. C. Penney Company, Inc. (3)<F10>           1,340,600       28,447,532
      Payless ShoeSource, Inc. *<F7>                1,724,200       25,414,708
      RadioShack Corporation                          645,400       19,620,160
      Safeway Inc. *<F7>                            1,897,300       46,313,093
      Winn-Dixie Stores, Inc.                         360,100        3,619,005
                                                                --------------
                                                                   123,414,498
                                                                --------------

   SCIENTIFIC INSTRUMENTS - 0.5%
      PerkinElmer, Inc.                               426,500        7,054,310
                                                                --------------

   SEMICONDUCTORS - 3.4%
      Atmel Corporation *<F7>                       3,652,800       16,729,824
      Fairchild Semiconductor
        Corporation - Class A *<F7>                 1,395,000       24,691,500
      TriQuint Semiconductor, Inc. *<F7>            1,982,500       10,943,400
                                                                --------------
                                                                    52,364,724
                                                                --------------

   TELECOMMUNICATIONS EQUIPMENT - 3.0%
      Andrew Corporation *<F7>                        698,665        8,649,473
      CommScope, Inc. *<F7>                         1,779,800       18,296,344
      Lucent Technologies Inc. *<F7>               10,550,500       20,151,455
                                                                --------------
                                                                    47,097,272
                                                                --------------

   TELECOMMUNICATIONS SERVICES - 0.5%
      CenturyTel, Inc.                                221,700        7,706,292
                                                                --------------

   TEXTILES & APPAREL - 2.2%
      Liz Claiborne, Inc.                             323,200       11,140,704
      Polo Ralph Lauren
        Corporation                                   465,050       13,625,965
      V. F. Corporation                               235,200        9,431,520
                                                                --------------
                                                                    34,198,189
                                                                --------------

   TRANSPORTATION EQUIPMENT - 1.3%
      Arkansas Best Corporation                       661,699       18,223,190
      Coachmen Industries, Inc.                       102,100        1,334,447
                                                                --------------
                                                                    19,557,637
                                                                --------------

   TRANSPORTATION SERVICES - 0.5%
      Pacer International, Inc. *<F7>                 356,000        7,084,400
                                                                --------------
          TOTAL COMMON STOCKS
            (Cost $1,222,311,083)                                1,433,592,592
                                                                --------------

SHORT-TERM INVESTMENTS - 6.5%
   MUTUAL FUNDS - 0.0%
      First American Prime
        Obligations Fund                              462,136          462,136
                                                                --------------

                                                  Principal
                                                    Amount
                                                  ---------
   U.S. GOVERNMENT AGENCY
     OBLIGATIONS - 6.5%
      Fannie Mae, 1.00%,
        9/5/2003                                  $16,548,000       16,546,456
      Federal Home Loan Bank:
        1.10%, 9/02/2003                           25,232,000       25,231,432
        1.00%, 9/03/2003                           20,239,000       20,238,044
        1.00%, 9/15/2003                           22,872,000       22,864,440
      Sallie Mae, 1.08%,
        9/04/2003                                  15,216,000       15,214,935
                                                                --------------
          TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                     100,095,307
                                                                --------------
          TOTAL SHORT- TERM INVESTMENTS
            (Cost $100,557,443)                                    100,557,443
                                                                --------------
TOTAL INVESTMENTS - 99.3%
   (Cost $1,322,868,526)                                         1,534,150,035
                                                                --------------
SECURITIES SOLD SHORT - (0.9)%
   (Proceeds $7,666,567)                                           (13,655,565)
OTHER ASSETS,
  LESS LIABILITIES - 1.6%                                           24,814,414
                                                                --------------
NET ASSETS - 100.0%                                             $1,545,308,884
                                                                --------------
                                                                --------------

   *<F7>  Non-income producing security.
 (1)<F8>  Foreign security
 (2)<F9> Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 7.
(3)<F10> All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                               August 31, 2003

                                                     Shares           Value
                                                     ------           -----
SECURITIES SOLD SHORT
   AIRLINES
      JetBlue Airways Corporation                    253,350       $13,655,565
                                                                   -----------
TOTAL SECURITIES
  SOLD SHORT
  (PROCEEDS $7,666,567)                                            $13,655,565
                                                                   -----------
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                             August 31, 2003

ASSETS:
   Investments, at value:
      Investments in securities of unaffiliated
        issuers (cost $1,294,687,041)                           $1,504,304,988
      Investments in securities of affiliated issuers
        (cost $28,181,485) (See Note 7)                             29,845,047
                                                                --------------
   Total investments (cost $1,322,868,526)                       1,534,150,035
   Receivable from broker for proceeds on securities sold short     10,353,306
   Receivable for securities sold                                   15,670,168
   Receivable for capital shares sold                                2,291,495
   Dividends and interest receivable                                 1,398,032
   Other assets                                                         36,464
                                                                --------------
          Total Assets                                           1,563,899,500
                                                                --------------

LIABILITIES:
   Securities sold short, at value (proceeds of $7,666,567)         13,655,565
   Payable for securities purchased                                     31,938
   Payable for capital shares redeemed                               1,087,560
   Distribution expense payable                                      2,059,787
   Payable to Investment Manager                                     1,258,713
   Accrued expenses and other liabilities                              497,053
                                                                --------------
          Total Liabilities                                         18,590,616
                                                                --------------

NET ASSETS                                                      $1,545,308,884
                                                                --------------
                                                                --------------
NET ASSETS CONSIST OF:
   Capital stock                                                $1,537,843,733
   Accumulated undistributed net realized loss on investments
     sold and securities sold short                               (197,827,360)
   Net unrealized appreciation (depreciation) on:
      Investments                                                  211,281,509
      Short positions                                               (5,988,998)
                                                                --------------
          Total Net Assets                                      $1,545,308,884
                                                                --------------
                                                                --------------

CLASS C:
   Net Assets                                                   $1,194,726,165
   Shares outstanding of beneficial interest, $0.001 par value      82,687,582

   Net asset value, offering and redemption (may be subject to
     contingent deferred sales charge) price per share                  $14.45
                                                                        ------
                                                                        ------

ADVISER CLASS:
   Net Assets                                                   $  350,582,719
   Shares outstanding of beneficial interest, $0.001 par value      23,485,911

   Net asset value, offering and redemption price per share             $14.93
                                                                        ------
                                                                        ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                    For the
                                                                  Year Ended
                                                                August 31, 2003
                                                                ---------------
INVESTMENT INCOME:
   Interest income                                               $  1,041,112
   Dividend income (net of foreign tax withheld of $32,073):
      Dividend income from securities of unaffiliated issuers      12,907,285
      Dividend income from securities of affiliated
        issuers (See Note 7)                                          144,702
                                                                 ------------
          Total investment income                                  14,093,099
                                                                 ------------

EXPENSES:
   Investment management fee                                       13,225,290
   Distribution expense - Class C                                  10,060,911
   Distribution expense - Adviser Class                               791,095
   Administration fee                                                 694,362
   Shareholder servicing and accounting costs                       1,421,523
   Custody fees                                                       157,958
   Federal and state registration                                     124,181
   Professional fees                                                  108,785
   Reports to shareholders                                            129,926
   Trustees' fees and expenses                                         51,072
   Other                                                               60,059
                                                                 ------------
          Total expenses before dividends on short positions       26,825,162
          Dividends on short positions                                292,468
                                                                 ------------
          Total expenses                                           27,117,630
                                                                 ------------
          Net investment loss                                     (13,024,531)
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
      Investments of unaffiliated issuers                        (162,880,948)
      Investments of affiliated issuers (See Note 7)                 (962,130)
      Short positions                                               1,337,909
   Change in unrealized appreciation/depreciation on:
      Investments                                                 405,874,984
      Short positions                                              (9,898,255)
                                                                 ------------
   Net realized and unrealized gain on investments                233,471,560
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $220,447,029
                                                                 ------------
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                                  For the Year Ended    For the Year Ended
                                                                   August 31, 2003        August 31, 2002
                                                                 -------------------    ------------------
OPERATIONS:
   Net investment loss                                             $  (13,024,531)       $  (12,313,186)
   Net realized gain (loss) on:
       Investments                                                   (163,843,078)          (35,613,046)
       Short positions                                                  1,337,909             1,568,653
   Change in unrealized appreciation/depreciation on:
       Investments                                                    405,874,984          (219,832,968)
       Short positions                                                 (9,898,255)            3,909,257
                                                                   --------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       220,447,029          (262,281,290)
                                                                   --------------        --------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                                                      --           (56,105,236)
                                                                   --------------        --------------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS
  FROM NET REALIZED GAINS                                                      --           (16,293,059)
                                                                   --------------        --------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 6)                                    (52,432,393)          828,493,747
                                                                   --------------        --------------

TOTAL INCREASE IN NET ASSETS                                          168,014,636           493,814,162

NET ASSETS:
   Beginning of period                                              1,377,294,248           883,480,086
                                                                   --------------        --------------
   End of period                                                   $1,545,308,884        $1,377,294,248
                                                                   --------------        --------------
                                                                   --------------        --------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

ADVISER CLASS

                                                        FOR THE        FOR THE        FOR THE        FOR THE PERIOD
                                                          YEAR           YEAR           YEAR      SEPT. 21, 1999++<F11>
                                                         ENDED          ENDED          ENDED             THROUGH
                                                        AUG. 31,       AUG. 31,       AUG. 31,          AUG. 31,
                                                          2003           2002           2001              2000
                                                        --------       --------       --------          --------
NET ASSET VALUE - BEGINNING OF PERIOD                    $12.66         $15.77         $16.89            $17.48
                                                         ------         ------         ------            ------
INVESTMENT OPERATIONS:
   Net investment income (loss)                           (0.05)1<F14>   (0.07)1<F14>   (0.04)1<F14>       0.051<F14>
   Net realized and unrealized
     gain (loss) on investments                            2.32          (1.84)          1.74              3.10
                                                         ------         ------         ------            ------
        Total from investment operations                   2.27          (1.91)          1.70              3.15
                                                         ------         ------         ------            ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                                        --          (1.20)         (2.82)            (3.74)
                                                         ------         ------         ------            ------
NET ASSET VALUE - END OF PERIOD                          $14.93         $12.66         $15.77            $16.89
                                                         ------         ------         ------            ------
                                                         ------         ------         ------            ------

TOTAL RETURN:                                            17.93%       (13.21)%         11.99%            25.17%++<F12>

Ratios (to average net assets)/Supplemental Data:
   Expenses2<F15>                                         1.46%          1.42%          1.43%             1.45%*<F13>
   Net investment income (loss)                         (0.41)%        (0.46)%        (0.22)%             0.34%*<F13>
   Dividends on short positions                           0.02%          0.01%             --             0.00%*<F13>
Portfolio turnover rate3<F16>                            79.55%         81.86%        106.56%           158.44%
Net assets at end of period (000 omitted)              $350,583       $356,839       $198,742           $24,058

++<F11> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
++<F12>   Not annualized.
 *<F13>   Annualized.
 1<F14> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
 2<F15> The expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended August 31, 2003, 2002 and 2000 was 1.48%, 1.43% and 1.45%, respectively.
          There were no dividends on short positions for the period ended August 31, 2001.
 3<F16> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

CLASS C

                                                        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,
                                                          2003           2002           2001       2000++<F17>        1999
                                                       ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE - BEGINNING OF PERIOD                    $12.34         $15.51         $16.77         $17.43         $10.88
                                                         ------         ------         ------         ------         ------
INVESTMENT OPERATIONS:
   Net investment loss                                    (0.14)1<F19>   (0.18)1<F19>   (0.12)1<F19>   (0.07)1<F19>   (0.11)1<F19>
   Net realized and unrealized
     gain (loss) on investments                            2.25          (1.79)          1.68           3.15           7.31
                                                         ------         ------         ------         ------         ------
        Total from investment operations                   2.11          (1.97)          1.56           3.08           7.20
                                                         ------         ------         ------         ------         ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                                        --          (1.20)         (2.82)         (3.74)         (0.65)
                                                         ------         ------         ------         ------         ------
NET ASSET VALUE - END OF PERIOD                          $14.45         $12.34         $15.51         $16.77         $17.43
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN:++<F18>                                     17.10%       (13.86)%         11.12%         24.64%         67.99%

Ratios (to average net assets)/
  Supplemental Data:
   Expenses2<F20>                                         2.21%          2.17%          2.18%          2.20%          2.19%
   Net investment loss                                  (1.16)%        (1.21)%        (0.75)%        (0.44)%        (0.74)%
   Interest expense and dividends
     on short positions                                   0.02%          0.01%             --          0.00%          0.10%
Portfolio turnover rate3<F21>                            79.55%         81.86%        106.56%        158.44%        179.33%
Net assets at end of
  period (000 omitted)                               $1,194,726     $1,020,455       $684,738       $465,652       $349,157

++<F17> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
++<F18>   Total returns do not reflect any deferred sales charge for Class C
          Shares.
 1<F19> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 2<F20> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the periods ended August 31, 2003, 2002, 2000 and 1999 was 2.23%, 2.18%, 2.20% and 2.29%, respectively. There was no interest expense on equity swap contracts or dividends on short positions for the period ended August 31, 2001.
 3<F21> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware statutory trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

   The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in
   Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within the first year of purchase, in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 1.00% of the original purchase price for Class C shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

   Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared and paid annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $160,807 of interest earned on receivables from brokers for proceeds on securities sold short. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

   Expenses. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not attributable to a particular class are typically allocated among each class in proportion to their respective net assets.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended August 31, 2003, purchases and sales of investment securities (excluding securities sold short and short-term investments) for the Fund were $985,982,141 and $1,115,247,116, respectively. The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the year ended August 31, 2003.

   At August 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

   Cost of Investments                                          $1,333,282,290
                                                                --------------
                                                                --------------
   Gross unrealized appreciation                                $  271,875,251
   Gross unrealized depreciation                                   (71,007,506)
                                                                --------------
   Net unrealized appreciation/(depreciation)                   $  200,867,745
                                                                --------------
                                                                --------------
   Undistributed ordinary income                                            --
   Undistributed long-term capital gain                                     --
                                                                --------------
   Total distributable earnings                                 $           --
                                                                --------------
                                                                --------------
   Other accumulated losses                                     $ (193,402,594)
                                                                --------------
   Total accumulated earnings/(losses)                          $    7,465,151
                                                                --------------
                                                                --------------

   At August 31, 2003, the Fund had an accumulated net realized capital loss carryover of $83,311,659, with $28,479,013 expiring in 2010 and $54,832,646 expiring in 2011. To the extent that the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund. In addition, the Fund realized on a tax basis, post October losses through August 31, 2003 of $104,101,937, which are not recognized for tax purposes until the first day of the following fiscal year.

   The tax components of dividends paid during the years ended August 31, 2003 and 2002 were as follows:

                                           2003                2002
                                           ----                ----
   Ordinary Income                      $       --         $36,235,914
   Long-Term Capital Gains              $       --         $36,162,381

   Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At August 31, 2003, the Fund had 0.9% of its net assets in short positions.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended August 31, 2003, the Fund incurred investment management fees of $13,225,290.

   Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the year ended August 31, 2003, fees accrued by the Fund pursuant to the 12b-1 Plans were $10,060,911 for Class C and $791,095 for Adviser Class Shares.

   During the year ended August 31, 2003, the Fund paid total brokerage commissions of $1,624,354 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At August 31, 2003, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                                     YEAR ENDED                         YEAR ENDED
                                                   AUGUST 31, 2003                    AUGUST 31, 2002
                                             --------------------------         --------------------------
                                                       CLASS C                            CLASS C
                                               SHARES          AMOUNT             SHARES          AMOUNT
                                             ----------      ----------         ----------      ----------
   Shares sold                               11,314,672    $ 137,015,827        41,797,826     $626,479,489
   Shares issued to shareholders in
     reinvestment of distributions                   --               --         3,726,225       54,097,280
   Shares redeemed                          (11,292,523)    (133,244,914)       (6,998,143)     (97,788,417)
                                            -----------    -------------        ----------     ------------
   Net increase                                  22,149    $   3,770,913        38,525,908     $582,788,352
                                                           -------------                       ------------
                                                           -------------                       ------------
   SHARES OUTSTANDING:
   Beginning of period                       82,665,433                         44,139,525
                                            -----------                         ----------
   End of period                             82,687,582                         82,665,433
                                            -----------                         ----------
                                            -----------                         ----------

                                                     YEAR ENDED                         YEAR ENDED
                                                   AUGUST 31, 2003                    AUGUST 31, 2002
                                             --------------------------         --------------------------
                                                    ADVISER CLASS                      ADVISER CLASS
                                               SHARES          AMOUNT             SHARES          AMOUNT
                                             ----------      ----------         ----------      ----------
   Shares sold                                6,433,373    $  79,635,328        23,529,016     $361,026,924
   Shares issued to shareholders in
     reinvestment of distributions                   --               --           866,206       12,828,503
   Shares redeemed                          (11,136,870)    (135,838,634)       (8,811,538)    (128,150,032)
                                            -----------    -------------        ----------     ------------
   Net increase (decrease)                   (4,703,497)   $ (56,203,306)       15,583,684     $245,705,395
                                                           -------------                       ------------
                                                           -------------                       ------------
   Shares Outstanding:
   Beginning of period                       28,189,408                         12,605,724
                                            -----------                         ----------
   End of period                             23,485,911                         28,189,408
                                            -----------                         ----------
                                            -----------                         ----------

   Total Net Increase (Decrease)                           $ (52,432,393)                      $828,493,747
                                                           -------------                       ------------
                                                           -------------                       ------------

7. OTHER AFFILIATES.*<F22> Investments representing 5% or more of the outstanding voting securities of a company held in the Fund's portfolio result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of August 31, 2003 amounted to $29,845,047 representing 1.93% of net assets. Transactions during the year ended August 31, 2003 in which the issuer was an "affiliated person" are as follows:

                                    Coachmen            Stanley Furniture          Universal
                            Industries, Inc.**<F23>       Company, Inc.        Electronics Inc.          Total
                            -----------------------     -----------------      ----------------          -----
August 31, 2002
   Balance
   Shares                                  --                  564,400               810,750            1,375,150
   Cost                            $       --              $13,569,394           $12,791,209          $26,360,603

Gross Additions
   Shares                             118,000                   39,700               122,950              280,650
   Cost                            $1,793,201              $   869,177           $ 1,220,138          $ 3,882,516

Gross Deductions
   Shares                             265,800                       --                14,100              279,900
   Cost                            $4,229,691              $        --           $   268,433          $ 4,498,124

August 31, 2003
   Balance
   Shares                                  --                  604,100               919,600            1,523,700
   Cost                            $       --              $14,438,571           $13,742,914          $28,181,485
                                   ----------              -----------           -----------          -----------
                                   ----------              -----------           -----------          -----------

Realized loss                      $ (822,443)             $        --           $  (139,687)         $  (962,130)
                                   ----------              -----------           -----------          -----------
                                   ----------              -----------           -----------          -----------

Investment income                  $   54,087              $    90,615           $        --          $   144,702
                                   ----------              -----------           -----------          -----------
                                   ----------              -----------           -----------          -----------

 *<F22> As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.
**<F23> Security that was considered affiliated due to the Fund's beneficial ownership representing more than 5% of the outstanding securities during the year ended August 31, 2003, but not at August 31, 2003.

8. LINE OF CREDIT. Effective May 22, 2003, the Fund obtained a $50,000,000 uncommitted line of credit with U.S. Bank, N.A. (the "Bank") to be used for liquidity purposes. The interest rate on any borrowings is the Bank's announced prime rate. During the year ended August 31, 2003, the Fund did not draw upon the line of credit.

Report of Independent Auditors

To the Shareholders and Trustees of The Olstein Financial Alert Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Olstein Financial Alert Fund as of August 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of August 31, 2003, by correspondence with the custodian or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at August 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                              /s/Ernst & Young LLP

Milwaukee, Wisconsin
September 24, 2003

Additional Information

Information about Trustees
--------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

                                                                                                       Number of
                                              Term of                                                  Portfolios
                                              Office and                                               in Fund
                                Position(s)   Length of                                                Complex      Other
                                Held with     Time        Principal Occupation                         Overseen     Directorships
Name, Address and Age           the Fund      Served      During Past Five Years                       by Trustee   Held by Trustee
---------------------           -----------   ----------  ----------------------                       ----------   ---------------
DISINTERESTED TRUSTEES:
Fred W. Lange                   Trustee       Since       Private investor                             1            Wagner College
123 Lewisburg Road                            1995
Sussex, NJ 07461
Age: 70

John Lohr                       Trustee       Since       Retired; General Counsel, LFG, Inc.,         1            None
c/o Olstein & Associates, L.P.                1995        Jan. 1996 to Sept. 2002.
4 Manhattanville Road
Purchase, NY 10577
Age: 57

D. Michael Murray               Trustee       Since       President, Murray, Montgomery &              1            None
Murray, Montgomery                            1995        O'Donnell (consultants) since 1968.
  & O'Donnell
101 Constitution Avenue
Suite 900
Washington, DC 20001
Age: 62

Lawrence K. Wein                Trustee       Since       Private Consultant for telecommunications    1            None
27 Rippling Brook Drive                       1995        industry, since July 2001; Former Vice
Short Hills, NJ 07078                                     President-Wholesale Business Operations,
Age: 60                                                   Concert Communications and ATT/BT
                                                          Company, April 2000 to June 2001;  Former
                                                          Executive Manager, AT&T, Inc., for 35 years,
                                                          retired July 2001.

INTERESTED TRUSTEES:

Neil C. Klarfeld*<F24>          Trustee       Since       Principal, Clarett Group (Real Estate        1            None
c/o Clarett Group                             1995        Development) since 1998; previously
15 East 26th Street,                                      Executive Vice President, Park Tower
  11th Floor                                              Realty Corp., since 1979.  Limited
New York, NY 10010                                        Partner, Olstein & Associates, L.P.
Age: 58

Erik K. Olstein*<F24>+<F25>     Trustee,      Since       President and Chief Operating Officer,       1            None
c/o Olstein & Associates, L.P.  Secretary,    1995        Olstein & Associates, L.P., beginning in
4 Manhattanville Road           Assistant                 2000; Vice President of Sales and Chief
Purchase, NY 10577              Treasurer                 Operating Officer, Olstein & Associates,
Age: 35                         and Chief                 L.P., 1994-2000.
                                Compliance
                                Officer

Robert A. Olstein*<F24>+<F25>   Chairman      Since       Chairman, Chief Executive Officer and        1            None
c/o Olstein & Associates, L.P.  and           1995        Chief Investment Officer, Olstein &
4 Manhattanville Road           President                 Associates, L.P., beginning in 2000;
Purchase, NY 10577                                        Chairman, Chief Executive Officer, Chief
Age: 62                                                   Investment Officer and President, Olstein
                                                          & Associates, L.P., 1994 - 2000; President,
                                                          Olstein, Inc., since June 1994.

*<F24> Robert and Erik Olstein are each officers of Olstein & Associates, L.P. or its affiliates. Mr. Klarfeld is a limited partner of Olstein & Associates, L.P. Each of these persons are considered to be an "interested person" of the Fund and "Interested Person" within the meaning of the Investment Company Act of 1940.
+<F25> Erik K. Olstein is the nephew of Robert A. Olstein, President of The Olstein Funds.

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                              --------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113
                              WWW.OLSTEINFUNDS.COM

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board of Trustees has determined that it has at least one financial expert on its Audit Committee. The Board designated Fred W. Lange and John Lohr, individually, as Audit Committee Financial Experts. The Board determined that Messrs. Lange and Lohr qualify as Audit Committee Financial Experts in view of their extensive business background and relevant experience. Mr. Lange, who is currently a Trustee of Wagner College and Chairman of its finance committee, has over thirty years of experience in the investment industry, including serving as a security analyst and a Director of Research for two New York Stock Exchange member firms. Mr. Lohr has had an extensive career in the financial industry, including service as a Director of Portfolio Management Programs and General Counsel of the consulting group of E.F. Hutton, Shearson and Smith Barney for more than twelve years, and as Chief Counsel and later President of a financial services group until his retirement in 2002. Mr. Lohr has taught investment related courses periodically for the past ten years at the Wharton School of Business at the University of Pennsylvania and, previously, taught a course in corporate finance at Baldwin Wallace College. As a result of the background and experience of both individuals, the Board of Trustees determined that Mr. Lange and Mr. Lohr have each acquired: an understanding of generally accepted accounting principles and financial statements; the ability to assess general application of such principles in connection with the accounting estimates, accruals and reserves; the ability to analyze and evaluate financial statements that present a breadth and complexity of accounting issues generally comparable to those of the Fund; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions. Messrs. Lange and Lohr are independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report. Based on their review, the registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer determined that the procedures are effectively designed to ensure that material information relating to the registrant is made known to them by others within the registrant and by the registrant's service providers.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that materially affected, or were reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.   Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Olstein Funds
     By (Signature and Title)  /s/ Robert A. Olstein
                               ---------------------
                               Robert A. Olstein, President

     Date 11/06/2003
          ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/ Robert A. Olstein
                               ---------------------
                               Robert A. Olstein, President
     Date 11/06/2003
          ----------

     By (Signature and Title)  /s/ Michael Luper
                               -----------------
                               Michael Luper, Treasurer
     Date 11/06/2003
          ----------